UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 13, 2020

WHITING PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 4700 Denver, Colorado	80203-4547
(Address of principal executive offices)	(Zip Code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WLL	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on April 1, 2020, Whiting Petroleum Corporation (“Whiting”) and certain of its subsidiaries (together with Whiting, the “Company”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company’s Chapter 11 Cases are jointly administered under the caption In re Whiting Petroleum Corporation, et al., Case No. 20-32021. On June 30, 2020, the Company filed the Joint Chapter 11 Plan of Reorganization of Whiting Petroleum Corporation and its Debtor Affiliates (as amended, modified or supplemented from time to time, the “Plan”).

On August 14, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. The Plan is attached to the Confirmation Order as Exhibit A.

The Company expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (the “Effective Date”). Although the Company expects the Effective Date to be September 1, 2020, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99, respectively, and incorporated by reference herein.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Company:

•

Holders of RBL Facility Claims. The holders of obligations under the Seventh Amended and Restated Credit Agreement, dated as of April 12, 2018, among Whiting, Whiting Oil and Gas Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the various other agents party thereto, as amended, will have such obligations refinanced through a reserve-based exit revolving credit facility on the Effective Date.

•

Other Secured and Priority Claims. The holders of the Company’s other secured and priority claims will either receive payment in full in cash on the Effective Date or, as applicable, have their claims reinstated or collateral returned.

•	Trade Claims. The holders of the Company’s trade claims will receive payment in full in cash on the Effective Date or otherwise in the ordinary course of business.

•

Holders of Unsecured Notes, Rejection Damages Claims and Litigation Claims. The holders of the Company’s Senior Notes (as defined in the Plan) and other general unsecured claims (including rejection damages claims and litigation claims) will receive 97% of reorganized Whiting’s common stock (the “New Common Stock”).

•

Existing Equity Holders. The holders of Whiting’s existing stock will receive (a) 3% of the New Common Stock, (b) warrants to purchase up to 10% of the New Common Stock on the terms set forth in the Plan (the “Series A Warrants”) and (c) warrants to purchase up to 5% of the New Common Stock on the terms set forth in the Plan (the “Series B Warrants” and, together with the Series A Warrants, the “New Warrants”).

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Company, which will be discharged on the Effective Date. All of the Company’s existing funded debt and equity (except for certain intercompany interests) will be extinguished by the Plan.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

As of the Effective Date, Whiting will issue New Common Stock and/or New Warrants to existing equity holders and certain holders of claims against and interests in Whiting, and Whiting’s shares of existing common stock outstanding prior to the Effective Date will be cancelled, in each case as provided in the Plan. As of August 13, 2020, there were 91,642,480 shares of Whiting’s existing common stock outstanding. Under the Plan, Whiting’s new organizational documents will become effective on the Effective Date. The shares of New Common Stock and the New Warrants issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by section 1145 of the Bankruptcy Code.

Exit Financing

The Plan is expected to be funded by a reserve-based exit revolving credit facility of up to $1.5 billion with an initial borrowing base and initial commitments of $750 million, subject to certain customary conditions.

Management Incentive Plan

Effective as of the Effective Date, Whiting’s board of directors will implement a Management Incentive Plan (the “MIP”), with a pool of stock-based awards, in the form of options, appreciation rights, restricted stock units, restricted stock, or similar awards, as applicable, representing 7.70% of the aggregate amount of New Common Stock, determined on a fully diluted and fully distributed basis and assuming the exercise of all of the New Warrants.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.

The Plan provides releases and exculpations for the benefit of the Company, certain of the Company’s claimholders and interestholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to Whiting’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission on August 7, 2020.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that Whiting believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than historical facts, including, without limitation, statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court; the ability of the Company to consummate the Plan; the effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; declines in, or extended periods of low, oil, NGL or natural gas prices; Whiting’s level of success in exploration, development and production activities; risks related to Whiting’s level of indebtedness, ability to comply with debt covenants and periodic redeterminations of the borrowing base under Whiting’s credit agreement and Whiting’s ability to generate sufficient cash flow from operations to service its indebtedness; the ability to generate sufficient cash flows from operations to meet the internally funded portion of Whiting’s capital expenditures budget; the ability to obtain external capital to finance exploration and development operations; Whiting’s inability to access oil and gas markets due to market conditions or operational impediments, including any court rulings which may result in the inability to transport oil on the Dakota Access Pipeline; the impact of negative shifts in investor sentiment towards the oil and gas industry; impacts resulting from the allocation of resources among Whiting’s strategic opportunities; the geographic concentration of Whiting’s operations; impacts to financial statements as a result of impairment write-downs and other cash and noncash charges; federal and state initiatives relating to the regulation of hydraulic fracturing and air emissions; revisions to reserve estimates as a result of changes in commodity prices, regulation and other factors; inaccuracies of Whiting’s reserve estimates or assumptions underlying them; the timing of exploration and development expenditures; risks relating to decreases in Whiting’s credit rating; market availability of, and risks associated with, transport of oil and gas; the ability to successfully complete asset dispositions and the risks related thereto; the ability to drill producing wells on undeveloped acreage prior to its lease expiration; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; weakened differentials impacting the price Whiting receives for oil and natural gas; risks relating to any unforeseen liabilities; the impacts of hedging on Whiting’s results of operations; adverse weather conditions that may negatively impact development or production activities; uninsured or underinsured losses resulting from Whiting’s oil and gas operations; lack of control over non-operated properties; failure of Whiting’s properties to yield oil or gas in commercially viable quantities; the impact and costs of compliance with laws and regulations governing Whiting’s oil and gas operations; the potential impact of changes in laws that could have a negative effect on the oil and gas industry; impacts of local regulations, climate change issues, negative public perception of Whiting’s industry and corporate governance standards; the ability to replace Whiting’s oil and natural gas reserves; negative impacts from litigation and legal proceedings; unforeseen underperformance of or liabilities associated with acquired properties or other strategic partnerships or investments; competition in the oil and gas industry; any loss of Whiting’s senior management or technical personnel; cybersecurity attacks or failures of Whiting’s telecommunication and other information technology infrastructure; and other risks described under the caption “Risk Factors” in Item 1A of Whiting’s Annual Report on Form 10-K for the period ended December 31, 2019 and its subsequent reports on Form 10-Q. Whiting assumes no obligation, and disclaims any duty, to update the forward-looking statements in this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2020, Bradley J. Holly, the current Chairman of the Board of Directors of Whiting (the “Board”), President and Chief Executive Officer of Whiting, notified Whiting of his intent to resign from his positions with Whiting effective upon the Effective Date. There were no known disagreements between Mr. Holly and Whiting which led to Mr. Holly’s resignation from the Board.

On August 13, 2020, Whiting and Mr. Holly entered into an amendment (the “Amendment”) to Mr. Holly’s employment agreement dated November 1, 2017 and as amended August 24, 2018 (the “Existing Employment Agreement”) effective as of the Effective Date. The Amendment provides that in exchange for a general release of claims Mr. Holly may have against Whiting and its affiliates and his agreement to provide consulting services for a transition period following the Effective Date, Whiting will provide Mr. Holly with severance pay and benefits consistent with those provided for in the Existing Employment Agreement as well as reimbursement of attorneys’ fees incurred in connection with the review of the amendment. In addition, the Amendment provides that Mr. Holly will no longer be entitled to (i) any severance pay and benefits provided for under Section 5.d. of the Existing Employment Agreement or any other payment or benefits in connection with a Change of Control (as defined in the Existing Employment Agreement), (ii) any equity or equity-based compensation (or acceleration thereof) in connection with his separation from service or as a result of Whiting’s anticipated emergence from the Chapter 11 Cases or (iii) any bonus payment for 2020 or otherwise. In the event Mr. Holly fails to honor all of the terms and conditions of the Amendment and the continuing obligations set forth in the Existing Employment Agreement, which include confidentiality, noncompete and non-solicit obligations, Mr. Holly would be required to repay the severance payments. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits:

(2)	Joint Chapter 11 Plan of Reorganization of Whiting Petroleum Corporation and its Debtor Affiliates (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99 hereto).

(10)	Amendment to Employment Agreement, by and between Whiting Petroleum Corporation and Bradley J. Holly, dated August 13, 2020.

(99)	Order Confirming the Joint Chapter 11 Plan of Reorganization of Whiting Petroleum Corporation and its Debtor Affiliates.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

2	Joint Chapter 11 Plan of Reorganization of Whiting Petroleum Corporation and its Debtor Affiliates (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99 hereto).

10	Amendment to Employment Agreement, by and between Whiting Petroleum Corporation and Bradley J. Holly, dated August 13, 2020.

99	Order Confirming the Joint Chapter 11 Plan of Reorganization of Whiting Petroleum Corporation and its Debtor Affiliates.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2020

WHITING PETROLEUM CORPORATION

By:	/s/ Bruce R. DeBoer
Name:	Bruce R. DeBoer
Title:	Chief Administrative Officer, General Counsel and Secretary